                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                USG Corporation
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                (Name of Registrant as Specified in Its Charter)
                                 [COMPANY NAME]
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                USG CORPORATION
                           125 SOUTH FRANKLIN STREET
                               CHICAGO, IL 60606

                                                                  April 21, 2000

Dear Fellow Stockholder:

We recently sent to you proxy material for our Annual Meeting of Stockholders to be held on May 10, 2000.

While I realize our proxy material may have only recently been received (along with that of many other companies this time of year), I urge you to help your company avoid the additional expense of further solicitation by signing, dating and returning the enclosed form of proxy today.

Thank you for your cooperation.

Very truly yours,

/s/ William C. Foote
William C. Foote
Chairman of the Board

          If your have any questions, or need assistance in the voting of your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                         TOLL-FREE, AT 1-888-750-5834.

                                IMPORTANT NOTE:

               IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
           YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.
             PLEASE CALL INNISFREE AT 888-750-5834 FOR ASSISTANCE.

                                USG CORPORATION

                                   SCHEDULE A

             PARTICIPANTS IN THE SOLICITATION AND OTHER INFORMATION

     Under applicable regulations of the Securities and Exchange Commission, each member of the board of directors and certain executive officers and other employees of USG Corporation (the "Corporation" or "USG"), may be deemed to be a "participant" in the Corporation's solicitation of proxies. In addition to the information set forth in the Corporation's proxy statement dated April 7, 2000 that was previously mailed to you (the "Proxy Statement"), certain information regarding the participants and the Corporation's solicitation of proxies is set forth in this Schedule A.

    INFORMATION CONCERNING THE DIRECTORS AND CERTAIN EXECUTIVE OFFICERS AND EMPLOYEES OF THE CORPORATION AND OTHER PARTICIPANTS WHO MAY ALSO SOLICIT PROXIES

     The following tables set forth the name, principal business address and the present office or other principal occupation or employment, and the name, principal business and the address of any corporation or other organization in which such employment is carried on, of the directors and certain executive officers and employees of the Corporation and other representatives of the Corporation who may also solicit proxies from stockholders of the Corporation. Unless otherwise indicated, the principal occupation refers to such person's position with the Corporation and the business address is USG Corporation, 125 South Franklin Street, Chicago, Illinois 60606.

                                   DIRECTORS

     The principal occupations of the Corporation's directors, who are deemed participants in the solicitation, are set forth on pages 5, 6 and 7 of the Proxy Statement and each such person's name and business address are as follows:

               NAME                      PRINCIPAL BUSINESS ADDRESS
               ----                      --------------------------
Robert L. Barnett..................  Motorola Corporation
                                     1301 East Algonquin Road
                                     Schaumburg, Illinois 60196
Keith A. Brown.....................  Chimera Corporation
                                     30400 Detroit Road
                                     Suite 203
                                     Westlake, Ohio 44145

               NAME                      PRINCIPAL BUSINESS ADDRESS
               ----                      --------------------------
W.H. Clark.........................  W. "H." Clark Associates, Ltd.
                                     Suite 2222
                                     Two First National Plaza
                                     20 South Clark Street
                                     Chicago, Illinois 60603
James C. Cotting...................  417 Dana Lane
                                     Barrington Hills, Illinois 60010
Lawrence M. Crutcher...............  Veronis Suhler
                                     350 Park Avenue
                                     7th Floor
                                     New York, New York 06830
William C. Foote...................  USG Corporation
                                     125 South Franklin Street
                                     Chicago, Illinois 60606
W. Douglas Ford....................  BP Amoco p.l.c.
                                     Brittanic House
                                     Finsbury Circus
                                     London EC2M 7BA
David W. Fox.......................  One First National Plaza
                                     21 South Clark Street
                                     Suite 2530
                                     Chicago, Illinois 60603
Valerie B. Jarrett.................  The Habitat Company
                                     350 West Hubbard Street
                                     5th Floor
                                     Chicago, Illinois 60610
Marvin E. Lesser...................  501 Islington Street
                                     Third Floor
                                     Portsmouth, New Hampshire 03801
P. Jack O'Bryan....................  USG Corporation
                                     125 South Franklin Street
                                     Chicago, Illinois 60606
John B. Schwemm....................  2 Turvey Lane
                                     Downers Grove, Illinois 60515
Judith A. Sprieser.................  Sara Lee Corporation
                                     Three First National Plaza
                                     Chicago, Illinois 60602

               EXECUTIVE OFFICERS, MANAGEMENT AND OTHER EMPLOYEES

     The principal occupations of certain of the Corporation's executive officers or certain other members of management or of the Corporation who may be deemed participants in the solicitation are set forth below. The principal business address of each of such person is that of the Corporation.

               NAME                         PRINCIPAL OCCUPATION
               ----                         --------------------
William C. Foote...................  Chairman of the Board, President
                                     and Chief Executive Officer
Richard H. Fleming.................  Executive Vice President and Chief
                                       Financial Officer
Marci N. Kaminsky..................  Vice President, Communications
James R. Bencomo...................  Director, Investor Relations

INFORMATION REGARDING OWNERSHIP OF THE CORPORATION'S SECURITIES BY PARTICIPANTS

     The number of shares of Common Stock held by directors and certain executive officers is set forth on page 10 of the Proxy Statement. James R. Bencomo, a USG employee who may be deemed a participant, beneficially owns 2,820 shares of the Corporation's Common Stock and has the right to acquire 2,000 shares through exercise of a nonqualified stock option (see footnote 11 below).

     INFORMATION REGARDING TRANSACTIONS IN THE CORPORATION'S SECURITIES BY
                                  PARTICIPANTS

     The following table sets forth purchases and sales of the Corporation's Common Stock by the participants listed below during the period January 1, 1998 through March 31, 2000. Unless otherwise indicated, all transactions are in the public market.

                                                                   NUMBER OF SHARES
                  NAME                     TRANSACTION DATE     ACQUIRED OR (DISPOSED)   FOOTNOTE
                  ----                     ----------------     ----------------------   --------
Robert L. Barnett.......................       10/01/99                     130              1
                                               07/01/99                     500              2
                                               09/25/98                     140              1
                                               07/01/98                     500              2

                                                                   NUMBER OF SHARES
                  NAME                     TRANSACTION DATE     ACQUIRED OR (DISPOSED)   FOOTNOTE
                  ----                     ----------------     ----------------------   --------
Raymond T. Belz.........................       02/09/00                   1,516              6
                                               02/09/00                   6,000              5
                                               08/11/99                   5,000              5
                                               02/10/99                   1,342              6
                                               02/01/99                 (20,000)            10
                                               06/11/98                   3,000              5
                                               05/05/98                      68              4
                                               01/23/98                 (10,000)            10
                                               10/01/99                     130             10
                                          01/01/98 - 03/31/00             4,741              8
                                          01/01/98 - 03/31/00            21,000             11
Edward M. Bosowski......................       02/09/00                   1,678              6
                                               02/09/99                  11,000              5
                                               01/02/98                   8,000              5
                                          01/01/98 - 03/31/00             6,240              8
                                          01/01/98 - 03/31/00            53,500             11
Keith A. Brown..........................       10/01/99                     130              1
                                               07/01/99                     500              2
                                               09/25/98                     140              1
                                               07/01/98                     500              2
W. H. Clark.............................       10/01/99                     130              1
                                               07/01/99                     500              2
                                               09/25/98                     140              1
                                               07/01/98                     500              2
James C. Cotting........................       09/25/99                     130              1
                                               09/25/98                     140              2
                                          07/28/98 - 03/15/00             1,012              3
Lawrence M. Crutcher....................       10/01/99                     130              1
                                               07/01/99                     500              2
                                               09/25/98                     140              1
                                               07/01/98                     500              2
Richard H. Fleming......................       02/09/00                  12,000              5
                                               02/09/00                    3084              6
                                               04/22/99                   7,024              7
                                               02/10/99                  12,000              5
                                               02/10/99                   3,377              6
                                               02/11/98                     258              4
                                               02/11/98                  10,000              5
                                               02/23/98                   6,634              7
                                          01/01/98 - 03/31/00               205              8
                                          01/01/98 - 03/31/00           118,000             11

                                                                   NUMBER OF SHARES
                  NAME                     TRANSACTION DATE     ACQUIRED OR (DISPOSED)   FOOTNOTE
                  ----                     ----------------     ----------------------   --------
William C. Foote........................       02/09/00                  30,000              5
                                               02/09/00                   8,392              6
                                               12/22/99                    (400)             9
                                               02/10/99                  30,000              5
                                               02/01/99                   4,451              7
                                               03/02/99                  (5,000)             9
                                               04/23/99                     (50)             9
                                               12/23/98                    (400)             9
                                          01/01/98 - 03/31/00             3,169              8
                                          01/01/98 - 03/31/00           155,000             11
W. Douglas Ford.........................       10/01/99                     130              1
                                               07/01/99                     500              2
                                               09/25/98                     140              1
                                               07/01/98                     500              2
David W. Fox............................       10/01/99                     130              1
                                               07/01/99                     500              2
                                               09/25/98                     140              1
                                               07/01/98                     500              2
Valerie B. Jarrett......................       09/25/98                      75              1
                                          04/01/99 - 03/15/00             1,285              3
Marci N. Kaminsky.......................       02/09/00                   5,000              5
                                               02/10/99                   5,000              5
                                               10/05/98                   5,000              5
                                          01/01/98 - 03/31/00                 0             11
Marvin E. Lesser........................  01/04/99 - 03/15/00             1,775              3
James S. Metcalf........................       02/09/99                   5,000              5
                                               01/02/99                   5,000              5
                                               01/02/98                   3,000              5
                                               01/02/98                   2,000              5
                                          01/01/98 - 01/01/00             3,491              8
                                          01/01/98 - 03/31/00            20,000             11
John H. Meister.........................       02/09/00                   3,000             12
                                               02/09/00                  10,000              5
                                               01/02/99                   6,000              5
                                               01/02/98                   5,000              5
                                               01/02/98                   3,000              5
                                          01/01/98 - 03/31/00             3,711              8
                                          01/01/98 - 03/31/00            52,500             11

                                                                   NUMBER OF SHARES
                  NAME                     TRANSACTION DATE     ACQUIRED OR (DISPOSED)   FOOTNOTE
                  ----                     ----------------     ----------------------   --------
P.J. O'Bryan............................       02/09/00                  20,000              5
                                               02/09/00                   6,755              6
                                               05/07/99                 (13,500)            10
                                               05/10/99                 (16,500)            10
                                               02/10/99                  20,000              5
                                               02/10/99                   4,728              6
                                               022/09/98                (20,000)            10
                                               02/10/98                     831              4
                                          01/01/98 - 03/31/00            26,650              8
John B. Schwemm.........................       10/01/99                     130              1
                                               07/01/99                     500              2
                                               09/25/98                     140              1
                                               07/01/98                     500              2
                                               03/18/98                      25              4
Judith A. Sprieser......................       10/01/99                     130              1
                                               07/01/99                     500              2
                                               09/25/98                     140              1
                                               07/01/98                     500              2

---------------
 (1) Quarterly retainer paid in Common Stock.
 (2) Annual Common Stock grant.
 (3) Deferral of meeting fees, annual Common Stock grants, and dividends thereon into "Phantom Shares."
 (4) Conversion of warrants into Common Stock.
 (5) Grant of restricted or performance based restricted stock.
 (6) Acquisition of Common Stock (after withholding of such shares to satisfy tax obligation) by operation of time and/or performance criteria of previously restricted or performance based restricted shares.
 (7) Acquisition of Common Stock (after withholding of grant price and tax obligation) by exercise of nonqualified stock option.
 (8) Acquisition of Common Stock through a company sponsored acquisition plan.
 (9) Bona fide gift.
(10) Disposition of Common Stock by a "cashless" nonqualified stock option exercise.
(11) Nonqualified stock option shares exercisable within 60 days of the March 15, 2000, annual meeting record date.
(12) Acquisition of Common Stock (tax obligation satisfied in cash) by operation of time and/or performance criteria of previously restricted or performance based restricted shares.

                            SOLICITATION OF PROXIES

     As described in the Proxy Statement, the Corporation has retained Innisfree M&A Incorporated ("Innisfree") to assist in the solicitation of the proxies. The Corporation has also agreed to indemnify Innisfree for certain liabilities in connection with this solicitation. Approximately 75 persons will be employed by Innisfree to solicit stockholders.

     The entire cost of soliciting the proxies (including, without limitation, costs, if any, relating to advertising, printing, fees of attorneys, proxy solicitors, accountants, transportation, litigation and related expenses and filing fees, but not including such costs represented by the amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers) will be borne by the Corporation. The Corporation estimates that total expenditures relating to the Board's solicitation of the proxies will be approximately $750,000. Approximately $150,000 has been expended by the Corporation to date.

               MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

     Except as described in this Schedule A or in the Proxy Statement, to the knowledge of the Corporation, none of the participants nor any of their respective affiliates or associates (together, the "Participant Affiliates"),
(1) directly or indirectly beneficially own any shares of Common Stock of the Corporation or any securities of any subsidiary of the Corporation or (2) has had any relationship with the Corporation in any capacity other than as a stockholder, employee, officer and director. Furthermore, except as described in this Schedule A or in the Proxy Statement, to the knowledge of the Corporation, no Participant Affiliate is either a party to any transaction or series of transactions since January 1, 1999, or has knowledge of any currently proposed transaction or series of transactions, (1) to which the Corporation or any of its subsidiaries was or is to be a party, (2) in which the amount involved exceeds $60,000, and (3) in which any Participant Affiliate had, or will have, a direct or indirect material interest.

     Except for the employment agreements described in the Proxy Statement, to the knowledge of the Corporation, no Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Corporation or its affiliates or any future transactions to which the Corporation or any of its affiliates will or may be a party. Except as described in this Schedule A or in the Proxy Statement, there are no contracts, arrangements or understandings by any Participant Affiliate within the past year with any person with respect to the Corporation's securities.